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                                                                   Exhibit 10.10


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

          This AMENDMENT No. 3 dated as of May 6, 2004 (this "Amendment" or "Amendment No. 3"), among HLI OPERATING COMPANY, INC., a Delaware corporation (the "Borrower"), HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation (the "Holdings"), and CITICORP NORTH AMERICA, INC. ("CNAI"), as Administrative Agent (as defined below) on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the Credit Agreement, dated as of June 3, 2003, as amended as of October 16, 2003, and as further amended as of February 6, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as Syndication Agent for the Lenders and the Issuers, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent for the lenders and issuers, CITIGROUP GLOBAL MARKETS INC. and LEHMAN BROTHERS INC., as Joint Book-Running Lead Managers and Joint Lead Arrangers.

                                   WITNESSETH:

          WHEREAS, the Borrower has requested that the Lenders agree to amend or waive certain provisions of the Credit Agreement;

          WHEREAS, the Borrower and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

          WHEREAS, pursuant to Section 11.1 (a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendment set forth herein.

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                   ARTICLE II

                            AMENDMENT TO ARTICLE VIII
                              (NEGATIVE COVENANTS)

          Section 2.1 INVESTMENTS. Clause (b) of Section 8.3 (Investments) shall be amended by replacing the phrase "Citibank, N.A. or another Affiliate of Agent" in sub-clause (ii) thereof with the phrase "a financial institution selected or approved by the Administrative Agent".





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                                   ARTICLE III

             CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

          Section 3.1 GENERAL EFFECTIVENESS. This Amendment shall become effective, on the date (the "Amendment Effective Date") the Administrative Agent shall have received (or receipt thereof shall have been duly waived) each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

                (a) this Amendment executed by the Borrower and Holdings;

                (b) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

                (c) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders constituting the Requisite Lenders; and

                (d) such additional documentation as the Administrative Agent may reasonably require.

                                   ARTICLE IV

                                  MISCELLANEOUS

          Section 4.1 SUBSIDIARY GUARANTORS. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.

          Section 4.2       REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.


                (a) Except as specifically amended or waived above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.

                (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any Loan Document nor constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document.

                (c) This Amendment is a Loan Document.

          Section 4.3 COSTS AND EXPENSES. The Borrowers agree to pay on demand in accordance with the terms of Section 11.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.





                                       2
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          Section 4.4 TITLES. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          Section 4.5 EXECUTION IN COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          Section 4.6 NOTICES. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

          Section 4.7 SEVERABILITY. If any term or provision set forth in this Amendment shall be invalid or unenforceable, the remainder of this Amendment, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

          Section 4.8 SUCCESSORS. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

          Section 4.9 GOVERNING LAW. This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]







                                       3
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          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.



                                      HLI OPERATING COMPANY INC.,
                                      as Borrower


                                      By: /s/Gary J Findling
                                         ----------------------------
                                         Name:  Gary J Findling
                                         Title: TREASURER



                                      HAYES LEMMERZ INTERNATIONAL, INC.,
                                      as Holdings

                                      By: /s/Gary J Findling
                                         ----------------------------
                                         Name:  Gary J Findling
                                         Title: TREASURER




                                      CITICORP NORTH AMERICA INC.,
                                      as Administrative Agent


                                      By:
                                         ----------------------------
                                         Name:
                                         Title:




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          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.



                                      HLI OPERATING COMPANY INC.,
                                      as Borrower


                                      By:
                                         ----------------------------
                                         Name:
                                         Title:



                                      HAYES LEMMERZ INTERNATIONAL, INC.,
                                      as Holdings

                                      By:
                                         ----------------------------
                                         Name:
                                         Title:



                                      CITICORP NORTH AMERICA INC.,
                                      as Administrative Agent


                                      By:  /s/ Keith Gerding
                                         ----------------------------
                                         Name: Keith Gerding
                                         Title: VICE-PRESIDENT





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                                    EXHIBIT A

                CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

          Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 3 and agrees that the terms of this Amendment No. 3 shall not affect in any way its obligations and liabilities under any Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                 HLl PARENT COMPANY, INC.
                 HAYES LEMMERZ INTERNATIONAL - BOWLING GREEN, INC. HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.
                 HAYES LEMMERZ INTERNATIONAL - CADILLAC, INC.
                 HAYES LEMMERZ INTERNATIONAL - CALIFORNIA, INC.
                 HAYES LEMMERZ INTERNATIONAL - COMMERCIAL HIGHWAY, INC. HAYES LEMMERZ INTERNATIONAL - EQUIPMENT &
                 ENGINEERING, INC.
                 HAYES LEMMERZ INTERNATIONAL - GEORGIA, INC.
                 HAYES LEMMERZ INTERNATIONAL - HOMER, INC.
                 HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.
                 HAYES LEMMERZ INTERNATIONAL - HUNTINGTON, INC.
                 HAYES LEMMERZ INTERNATIONAL - KENTUCKY, INC.
                 HAYES LEMMERZ INTERNATIONAL - LAREDO,INC.
                 HAYES LEMMERZ INTERNATIONAL - MEXICO, INC
                 HAYES LEMMERZ INTERNATIONAL - MONTAGUE, INC.
                 HAYES LEMMERZ INTERNATIONAL - PCA,INC.
                 HAYES LEMMERZ INTERNATIONAL - PETERSBURG, INC.
                 HAYES LEMMERZ INTERNATIONAL - SEDALIA, INC.
                 HAYES LEMMERZ INTERNATIONAL - SOUTHFIELD,INC.
                 HAYES LEMMERZ INTERNATIONAL - TECHNICAL CENTER, INC. HAYES LEMMERZ INTERNATIONAL - TEXAS, INC.
                 HAYES LEMMERZ INTERNATIONAL - TRANSPORTATION, INC. HAYES LEMMERZ INTERNATIONAL - WABASH,INC.
                 HLI BRAKES HOLDING COMPANY, INC.
                 HLI COMMERCIAL HIGHWAY HOLDING COMPANY, INC.
                 HLI POWERTRAIN HOLDING COMPANY, INC.
                 HLI REALTY, INC.
                 HLI SERVICES HOLDING COMPANY, INC.
                 HLI SUSPENSION HOLDING COMPANY, INC.
                 HLI WHEELS HOLDING COMPANY, INC.
                 HLI - SUMMERFIELD REALTY CORP.



                 By: /s/Gary J Findling
                    -----------------------
                 Name:  Gary J Findling
                 Title: TREASURER